TENET ACQUISITION OVERVIEW POTENTIAL FOR BEST-IN-CLASS THERAPIES TO TREAT AUTOANTIBODY-MEDIATED DISEASES April 11, 2024 Exhibit 99.2

Forward-Looking Statements This presentation and various remarks we make during this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Eliem Therapeutics, Inc. (“Eliem”), Tenet Medicines, Inc. (“Tenet”) and the combined company following the anticipated consummation of the proposed acquisition of Tenet by Eliem; the anticipated size of and investors in the private placement; the anticipated benefits of the acquisition; the anticipated timing of closing the acquisition and the private placement; the strategy, anticipated milestones and key inflection points of the combined company; the anticipated use of proceeds of the private placement; the expected cash and cash equivalents of the combined company at closing of the acquisition and the private placement and the anticipated cash runway of the combined company; the expected ownership, management team and board of directors of the combined company; Tenet’s TNT119 product candidate, including expectations regarding TNT119’s therapeutic benefits, clinical potential and clinical development, and anticipated timelines for initiating clinical trials of TNT119, including initiating Phase 2 clinical trials for the treatment of SLE and ITP in the second half of 2024; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The combined company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed acquisition and concurrent private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition, including with respect to the approval of Eliem’s and Tenet’s stockholders; risks related to Eliem’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement or private placement; the effect of the announcement or pendency of the acquisition on Eliem’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against Eliem or Tenet following any announcement of the proposed acquisition and related transactions; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that Eliem or Tenet may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; Eliem’s ability to advance TNT119 and/or its other product candidates on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in early-stage clinical trials of TNT119; competing successfully with other companies that are seeking to develop treatments for SLE, ITP, MN and other autoimmune driven inflammatory diseases; maintaining or protecting intellectual property rights related to TNT119 and/or its other product candidates; managing expenses; raising the substantial additional capital needed, on the timeline necessary, to continue development of TNT119 and other product candidates the combined company may develop; achieving Eliem’s other business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eliem’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Eliem’s most recent filings with the U.S. Securities and Exchange Commission (the “SEC”). Furthermore, our combined pro forma information, including the projected pro forma cash upon closing of the transaction has not been audited or reviewed by our accountants and has not been prepared in accordance with Regulation S-X. The pro formas are subject to a number of adjustments and assumptions including the anticipated timeline of the acquisition, the size of the private placement, severance fees, transaction fees payable to advisors, and others, including preparation of Article 11 of Regulation S-X compliant financials, and is not necessarily indicative of what Eliem’s financial information actually would have been had the acquisition been completed on the dates described herein. These assumptions may prove to be inaccurate and as a result our pro forma amounts could vary significantly from what is disclosed herein . In addition, the forward-looking statements included in this presentation represent Eliem’s views as of the date hereof and should not be relied upon as representing Eliem’s views as of any date subsequent to the date hereof. Eliem anticipates that subsequent events and developments will cause Eliem’s views to change. However, while Eliem may elect to update these forward-looking statements at some point in the future, Eliem specifically disclaims any obligation to do so. Industry and Market Data This presentation contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed acquisition and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Important Additional Information will be Filed with the SEC In connection with the acquisition and the private placement, Eliem intends to file with the SEC preliminary and definitive proxy statements relating to the acquisition and the private placement and other relevant documents. The definitive proxy statement will be mailed to Eliem’s stockholders as of a record date to be established for voting on the shares to be issued in the acquisition and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELIEM, TENET, THE ACQUISITION AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on Eliem’s website at www.eliemtx.com or by contacting Eliem’s Investor Relations via email at investorrelations@eliemtx.com or by telephone at (339) 970-2843. Participants in the Solicitation Eliem, Tenet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Eliem in connection with the issuance of shares in the acquisition and the private placement and any other matters to be voted on at the special meeting. Information about Eliem’s directors and executive officers is included in Eliem’s most recent definitive proxy statement filed with the SEC on April 6, 2023 and in Eliem’s other filings with the SEC. Additional information regarding the names, affiliations and interests of Eliem’s and Tenet’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC). These documents (when filed with the SEC) will be available free of charge as described above.

Acquisition Overview Eliem Therapeutics to acquire Tenet Medicines in all stock transaction Equityholders of Eliem are expected to own approximately 85% and the former equityholders of Tenet are expected to own approximately 15% of the combined company In support of the acquisition, Eliem has entered into a securities purchase agreement for a private placement of common stock with a syndicate of new and existing institutional life science investors Proceeds from the private placement financing, along with current cash and cash equivalents at Eliem are expected to be approximately $210 million at the closing of the acquisition and private placement Acquisition and concurrent private placement expected to provide sufficient cash runway into 2027 through multiple potential clinical data readouts Members of Tenet executive team expected to join Eliem on an interim basis after closing of the acquisition Transaction expected to close in the middle of 2024 +

01 02 03 04 Pipeline Overview & Rationale Competitive Landscape & Differentiation Clinical Proof-of-Concept with TNT119 Future Planning & Outlook Executive Summary

Additional potentially addressable indications across several therapeutic areas Aiming to advance potentially best-in-class mAb to late-stage clinical trial(s) TNT119: Anti-CD19 mAb Designed to Treat Autoantibody-Mediated Diseases Clinical-stage program with potential as a platform molecule for autoimmune diseases CD19 is a promising target antigen for AAb-mediated diseases as a clinically-validated MoA Lead Indication(s) Pre-Clinical Phase 1 Phase 2 Phase 3 TNT119 Anti-CD19 Fc+, mAb Systemic Lupus Erythematosus Immune Thrombocytopenia Membranous Nephropathy AAb = autoantibody, Fc+ = Fc-engineered, mAb = monoclonal antibody, MoA = mechanism-of-action STAGE OF DEVELOPMENT

Pro-B Pre-B Immature B Naïve B GC B Memory B Plasma blast Plasma cell AAb- secreting B-cells TNT119 CD19 rituximab CD20 CD38 CD22 BAFF-R BCMA TACI CD19 Expression on Autoantibody-Secreting Cells (ASCs) CD19-targeted therapy can potentially deplete a broader B-cell lineage, including AAb-secreting cells, given a well-established expression profile Zhang 2023

We Hypothesize That Depletion of CD19-Expressing Plasmablasts and Plasma Cells Can Potentially Lead to Improved Clinical Benefit in Lupus


HIGH
^Clinical
Response
LOW
Anti-CD19
mAb†
efficacy threshold for
new therapies
Anti-BAFF
mAb2
Anti-CD20
mAb1

†Clinical trials of anti-CD19 mAbs in SLE have not yet been conducted; actual response rates in clinical trials may be different than depicted.
[1]Merrill 2004 (anti-CD20, rituximab) and [2]Navarra 2011 (anti-BAFF, belimumab)
mAb = monoclonal antibody

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ADCC-Enhanced Anti-CD19 mAb Competitive Landscape

TNT119 development focused on SLE, MN, and ITP

Drug (Sponsor)	TNT119 (Tenet)	Inebilizumab (Amgen)	Tafasitamab (Incyte)
Fc Design	IgG1 (low fucosylation)	IgG1 (afucosylated)	XmAb (Fc-enhanced)
In Vitro B-Cell Potency (EC_{50}) <10 ng/mL‡	☑	☒	☑
Indication(s) (Phase of Development)	SLE, ITP (P2-ready) MN (P2/3-ready)	NMOSD (Approved) MG, IgG4-RD, SSc (P3)	DLBCL (Approved)
Dose	200 mg, IV (SC†)	300 mg, IV	600+ mg, IV
Frequency	Q3M/Q6M (induction + maintenance)	Q6M (induction + maintenance)	Q1W/Q2W (chronic)

ADCC = antibody-dependent cellular cytotoxicity, mAb = monoclonal antibody, IV = intravenous, SC = subcutaneous Q3M = once every three months, Q6M = once very 6 months, Q1W = once weekly, Q2W = once every two weeks
SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia, MG = Myasthenia Gravis, IgG4-RD = IgG4 Related Disease, SSc = Systemic Sclerosis, DLBCL = Diffuse Large B-Cell Lymphoma
†≥125 mg/mL concentration achieved in formulation development studies.
‡ref: internally generated data for TNT119, inebilizumab data from Herbst 2010, tafasitamab data from BLA review

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TNT119 Early Clinical Profile in Membranous Nephropathy

Preliminary Phase 1b data from evaluable MN patients with ≥48-week follow up†*



week
0
24
48
72
= TNT119 dose

Phase 1b Dose Escalation Scheme



Cohort 2
200 mg TNT119
Cohort 1
100 mg TNT119

- **Patients diagnosed with primary MN**
- **Complete remission achieved in 3/5 evaluable patients at Week 48**
- **Partial remission achieved in all (5/5) evaluable patients at Week 48**
- **Remissions maintained at 72 weeks in 2/2 evaluable patients**
- **No drug-related Grade ≥3 AEs or SAEs; TNT119 was observed to be generally well-tolerated**

†Three additional MN subjects were dosed with TNT119, however they did not receive all 4 doses and did not reach the 48-week timepoint.
*Preliminary data as of 01/23/2024, subject to change upon review of final data set post-database lock.
UPCR = urine protein creatinine ratio, measured as either 24-hour urine collection or spot testing following first morning void; Complete Remission = UPCR ≤ 0.3 g/g, Partial Remission = UPCR < 3.5 g/g + >50% reduction from baseline

10

TNT119 Early Clinical Profile in Membranous Nephropathy

Preliminary Phase 1b data from evaluable MN patients with ≥48-week follow up[†*]



Mean UPCR (+/- SEM)
Doses
1 2
Doses
3 4
UPCR (g/g)
6
4
2
0
0.3 g/g
Complete remission
Baseline
24
48
72
Week
Time: Baseline Wk5 12 18 24 32 40 48 60 72
N: 5 5 4 4 5 4 4 4 4 2

- **Patients diagnosed with primary MN**
- **Complete remission achieved in 3/5 evaluable patients at Week 48**
- **Partial remission achieved in all (5/5) evaluable patients at Week 48**
- **Remissions maintained at 72 weeks in 2/2 evaluable patients**
- **No drug-related Grade ≥3 AEs or SAEs; TNT119 was observed to be generally well-tolerated**

[†]Three additional MN subjects were dosed with TNT119, however they did not receive all 4 doses and did not reach the 48-week timepoint.
[*]Preliminary data as of 01/23/2024, subject to change upon review of final data set post-database lock.
UPCR = urine protein creatinine ratio, measured as either 24-hour urine collection or spot testing following first morning void; Complete Remission = UPCR ≤ 0.3 g/g, Partial Remission = UPCR < 3.5 g/g + >50% reduction from baseline

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EFFICACY Multiple case studies demonstrate CD19-directed CAR-T achieved meaningful reductions in symptoms and biomarkers of SLE1 SAFETY Potential risk for T-cell malignancy CRS and/or neurotoxicity can occur Cyclophosphamide conditioning may increase risk of bladder cancer and risk of sterility TOLERABILITY Conditioning and administration of CAR-T is an intensive procedure, may require days in hospital Potentially not a ‘one-time’ cure for all patients, ongoing evaluation of durability Prior Studies of CD19-Directed CAR-T by Third Parties Showed Profound Impact in SLE Safety, tolerability, and durability may potentially favor a mAb-based approach 1SLE patient data from Müller 2024, CRS = Cytokine Release Syndrome, SLEDAI-2K = Systemic Lupus Erythematosus Disease Activity Index 2000 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8

Projected Outlook

We expect that our cash position following closing of the acquisition and private placement will provide runway into 2027, potentially supporting key clinical readouts for TNT119

- **Deal close in mid-2024**
- **Initiate Phase 2 study in SLE in 2H 2024**
- **Initiate Phase 2 study in ITP in 2H 2024**
- **Finalize SC formulation by YE 2024**
- **Present additional data from MN Phase 1b study by YE 2024**


Program
2024
Q1
Q2
Q3
Q4
TNT119
Anti-CD19
Fc+, mAb
SLE P2
OPEN
ITP P2
OPEN
DEAL CLOSE
SC
FINAL FORMULATION
MN P1b
ADDITIONAL DATA

Fc+ = Fc-engineered, mAb = monoclonal antibody
SC = subcutaneous, SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia
P1 = Phase 1, P2 = Phase 2, P3 = Phase 3, 2H = second half, YE = Year End

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Lead Indications Orphan Indications Large Indications Opportunities Across Multiple Patient Populations Significant unmet needs across lead indications, >2.5M US patients with AAb-mediated disease SLE = Systemic Lupus Erythematosus, MN = Membranous Nephropathy, ITP = Immune Thrombocytopenia NMOSD = Neuromyelitis optica spectrum disorder, BP = Bullous pemphigoid, ANCA-AAV = antineutrophil cytoplasmic antibody-associated vasculitides, SSc = Systemic sclerosis; CIDP = Chronic inflammatory demyelinating polyradiculoneuropathy, IgG4-RD = IgG4 related disease, RA = Rheumatoid arthritis, MS = Multiple sclerosis Prevalence references: SLE (Izmirly 2021), ITP (internal research), MN (internal research), MG (Ye 2024), SSc (Fan 2020), ANCA-AAV (Berti 2017), CIDP (Laughlin 2009), BP (Wertenteil 2018), NMOSD (Briggs 2024), IgG4-RD (Wallace 2023), RA (Hunter 2017), Sjogren’s (Maciel 2017), MS (Wallin 2019) MG 80k SLE 240k MN 70K ITP 65k NMOSD 25k CIDP 30k SSc 85k BP 40k ANCA-AAV 140k IgG4-RD 20k RA 1300k MS 730k Sjogren’s 340k Potential to expand TNT119 development to additional indications

The list below of risk factors has been prepared solely for purposes of the proposed private placement as part of the proposed acquisition between Eliem and Tenet, and solely for potential investors in the private placement, and not for any other purpose. The risks presented below are certain of the general risks related to the proposed combined company following the acquisition, the proposed acquisition and proposed private placement, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Eliem with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Eliem and Tenet. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Investing in the private placement in connection with the consummation of the acquisition involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the combined company, including those described below, before subscribing for the securities in the private placement. If Eliem or the combined company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, the combined company’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones that Eliem faces. Additional risks that Eliem currently does not know about or that Eliem currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors’ presentation and perform your own due diligence, prior to making an investment in the combined company. Risks Related to the Proposed Acquisition The consummation of the acquisition will be subject to a number of closing conditions and if those closing conditions are not satisfied or waived, the proposed merger agreement may be terminated in accordance with its terms, and the acquisition may not be completed. The combined company may not timely or successfully achieve the anticipated benefits of the acquisition, and the combined company may experience unexpected costs, charges or expenses resulting from the acquisition. If the acquisition’s benefits do not meet the expectations of investors or securities analysts, the market price of Eliem’s common stock or, following the consummation of the acquisition, the combined company’s common stock may decline. The ability to successfully effect the acquisition and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact the operations and financial results of the combined business. The issuance of shares of common stock as consideration in connection with the acquisition and any equity awards that may be issued in the acquisition will dilute substantially the voting power of the combined company’s stockholders. Directors of each of Eliem and Tenet may have potential conflicts of interest in recommending that their respective company’s stockholders vote in favor of the adoption of the acquisition. Entities associated with RA Capital Management (collectively, “RA Capital Management”) have significant voting power in Eliem and Tenet and may have interests in the acquisition that are different from, or in addition to, the interests of other stockholders. Eliem stockholders and Tenet stockholders may not realize a benefit from the acquisition commensurate with the ownership dilution they will experience in connection with the acquisition and private placement. Any future legal proceedings in connection with the acquisition could delay or prevent the completion of the acquisition. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Eliem’s and the combined company’s business, including Eliem’s and the combined company’s ability to consummate the acquisition, and results of operations. Risks Related to the Proposed Private Placement The closing of the private placement will be contingent upon the closing of the acquisition, which itself will be subject to a number of risks and uncertainties. Eliem may be unable to raise sufficient capital in the private placement or otherwise obtain additional financing to fund the operations and growth of the combined company following the acquisition. The issuance of shares of common stock in the private placement will dilute substantially the voting power of the combined company's stockholders who do not participate in the private placement. The combined company may utilize the proceeds from the private placement in ways that do not improve the combined company’s results of operations or enhance the value of the common stock. RA Capital Management currently has an indication of interest of $49.97 million in the private placement and will therefore have significant influence over the combined company upon the closing of the acquisition and the private placement. The securities issued in the private placement will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. There can be no assurance that the private placement shares will be approved for listing on Nasdaq or that we will be able to comply with Nasdaq's continued listing standards.

Risks Related to the Proposed Combined Company The combined company will incur net losses for the foreseeable future and may never achieve or maintain profitability. The combined company will need additional funding, which may not be available on acceptable terms, or at all. Failure to obtain this necessary capital when needed may force the combined company to delay, limit or terminate its product development efforts or other operations. Neither Eliem nor Tenet has generated revenue from product sales and the combined company does not expect to do so for the next several years, if ever. The combined company’s limited operating history may make it difficult for stockholders to evaluate the success of the combined company’s business and to assess its future viability. The combined company’s current or future product candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit their commercial potential or result in significant negative consequences following any potential marketing approval. The combined company may experience delays or difficulties in the initiation or enrollment of patients in clinical trials and receipt of necessary regulatory approvals could therefore be delayed or prevented. The combined company has never completed a clinical trial and may be unable to do so for any product candidates it may develop, including TNT119. The combined company will rely on third parties to conduct its clinical trials and some aspects of its research and preclinical testing, and those third parties may not perform their obligations satisfactorily, including failing to meet deadlines for the completion of such trials, research, or testing. Success in preclinical studies or early clinical trials, including for Tenet’s TNT119, may not be indicative of results obtained in later trials. Preliminary or interim data that the combined company announces or publishes from time to time may change as more data become available and are subject to audit and verification procedures that could result in material changes in the final data. The combined company may encounter substantial delays in its clinical trials or may fail to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities. Even if the combined company completes the necessary clinical trials, we cannot predict when, or if, the combined company will obtain regulatory approval to commercialize TNT119 or other future product candidates and any approval may be for a more narrow indication than we expect. The combined company will face significant competition. The manufacture of drugs is complex and the combined company’s third-party manufacturers may encounter difficulties in production. If any of its third-party manufacturers encounter such difficulties, the combined company’s ability to provide adequate supply of its product candidates for clinical trials or its products for patients, if approved, could be delayed or prevented. The combined company expects to utilize third parties to conduct its product manufacturing for the foreseeable future. Therefore, the combined company will be subject to the risk that these third parties may not perform satisfactorily or meet regulatory requirements. Even if the combined company receives regulatory approval of TNT119 or other future product candidates, the combined company will be subject to ongoing regulatory obligations and continued regulatory oversight, which may result in significant additional expenses, and the combined company may be subject to penalties if it fails to comply with regulatory requirements or experiences unanticipated problems with any of its product candidates. TNT119 or other future product candidates of the combined company may fail to achieve the degree of market acceptance by physicians, patients, third-party payors, and others in the medical community necessary for commercial success. Product liability lawsuits against the combined company could cause it to incur substantial liabilities and could limit commercialization of TNT119 or other product candidates. The combined company will heavily rely on certain in-licensed patents and other intellectual property rights in connection with its development of TNT119 and other future product candidates and may be required to acquire or license additional patents or other intellectual property rights to continue to develop and commercialize TNT119 and other future product candidates. If we are unable to obtain and maintain patent protection for the combined company’s product candidates, or if the scope of the patent protection obtained is not sufficiently broad, our competitors could develop and commercialize products similar or identical to ours, and our ability to successfully commercialize our product candidates may be adversely affected. RA Capital Management will have significant ownership of the common stock of the combined company and will have substantial control over the combined company’s business, and RA Capital Management’s interests may differ from the interests of other stockholders.